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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 22, 2025

JACK IN THE BOX INC.
(Exact name of registrant as specified in its charter)
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Delaware	1-9390	95-2698708
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

9357 Spectrum Center Blvd, San Diego, CA 92123
(Address of principal executive offices) (Zip Code)

(858) 571-2121
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
_________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	JACK	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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EXPLANATORY NOTE
Jack in the Box Inc., a Delaware corporation (the “Company”) filed a Current Report on Form 8-K on December 23, 2025 (the “Original Form 8-K”) announcing the completion of the sale of its Del Taco restaurant operations to Del Taco Group, LLC, a California limited liability company and assignee of Yadav Enterprises, Inc., on December 22, 2025.
This Amendment No. 1 to the Current Report on Form 8-K amends Item 9.01 of the Original Form 8-K to include certain pro forma financial information as an exhibit.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(b) Pro Forma Financial Information
The following unaudited pro forma financial information of the Company is filed as Exhibit 99.1 to this Current Report Form 8-K:
•Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 28, 2025
•Unaudited Pro Forma Condensed Consolidated Statements of Operations for the Fiscal Years Ended September 28, 2025, September 29, 2024 and October 1, 2023
•Notes to the Unaudited Pro Forma Consolidated Financial Information.

(d) Exhibits.

Exhibit No.	Description
99.1	Unaudited Pro Forma Condensed Consolidated Financial Information
104	Cover Page Interactive Date File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

JACK IN THE BOX INC.

/s/ Sarah Super
Sarah Super
EVP, Chief Legal & Administrative Officer
Date: December 29, 2025